EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Heelys, Inc. (the “Company”) for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Donald K. Carroll, Chief Executive Officer of the Company, and Lisa K. Peterson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated: November 7, 2008

By:	/s/ DONALD K. CARROLL
Donald K. Carroll
Chief Executive Officer

By:	/s/ LISA K. PETERSON
Lisa K. Peterson
Chief Financial Officer

The foregoing certification is being furnished to the Securities and Exchange Commission as an Exhibit to the Report.